UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2009
Orbitz Worldwide, Inc.
(Exact name of registrant as specified in its charter)
Delaware
  (State or other jurisdiction of incorporation)

001-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)
(312) 894-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 1, 2009, Orbitz Worldwide, Inc. (the “Company”) adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51 (“SFAS No. 160”). SFAS No. 160 establishes accounting and reporting standards for the noncontrolling interest (previously referred to as minority interest) in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 requires that noncontrolling interests be classified as a separate component of equity in the consolidated financial statements and requires that the amount of net income attributable to noncontrolling interests be included in consolidated net income. SFAS No. 160 is required to be applied on a prospective basis, except for the presentation and disclosure requirements, which are to be applied retrospectively.
     The Company is filing this Current Report on Form 8-K to include the effects of the adoption of SFAS No. 160 on its consolidated financial statements for each of the years ended December 31, 2008, 2007 and 2006. The following items of the Company’s Annual Report on
Form 10-K for the year ended December 31, 2008 (“2008 Form 10-K”) have been adjusted to reflect the adoption of SFAS No. 160 (and are attached, as adjusted, as Exhibits hereto and are incorporated herein by reference): Item 6, Selected Financial Data (Exhibit 99.1); Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.2); and Item 8, Financial Statements and Supplementary Data (Exhibit 99.3).
     The Company’s adoption of SFAS No. 160, as reflected in this Current Report on Form 8-K, affects only the manner in which certain information was previously presented and does not change the financial results reported in the 2008 Form 10-K. All other information in the 2008 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the Securities and Exchange Commission (“SEC”) on March 11, 2009. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and any filings made by the Company with the SEC since the filing of the 2008 Form 10-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Item 6, Form 10-K – Selected Financial Data

99.2	Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K – Financial Statements and Supplementary Data

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
Date: September 4, 2009	By:	/s/ Marsha C. Williams
Marsha C. Williams
Senior Vice President and Chief Financial Officer